Risk management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Risk management
34.	Risk management

The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates. To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, involving the Executive Risk Committee, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes account of risks in its business decisions and manages any such risk in an integrated manner in order to enjoy the benefits of diversification.

A summary of the positions of the derivative financial instruments held by the Company and recognized in other current assets and liabilities as of December 31, 2018 , as well as the amounts recognized in the statement of income and other comprehensive income and the guarantees given is set out as follows:

	Statement of Financial Position

		Notional value	Fair value Asset Position (Liability)		Maturity

	12.31.2018	12.31.2017	12.31.2018	12.31.2017
Derivatives not designated for hedge accounting

Future contracts - total (*)	(14,043)	(15,561)	108	(98)

Long position/Crude oil and oil products	40,017	43,862	-	–	2019/2020

Short position/Crude oil and oil products	(54,060)	(59,423)	-	–	2019/2020

Forward contracts - total

Long position/Foreign currency forwards (BRL/USD) (**)	US$ 137	US$ 55	(2)	0.3	2019

Short position/Foreign currency forwards (BRL/USD) (**)	US$ 92	US$ 78	(1)	(0.3)	2019

Long position/Foreign currency forwards (EUR/USD) (**)	EUR 3000	-	(123)		2019

Long position/Foreign currency forwards (GBP/USD) (**)	GBP 419	-	(11)

Swap			–	–

Foreign currency / Cross-currency Swap (**)	GBP 700	GBP 700	0.5	92	2026

Foreign currency / Cross-currency Swap (**)	GBP 600	GBP 600	(70.5)	13	2034

Total recognized in the Statement of Financial Position			(99)	7

(*) Notional value in thousands of bbl.
(**) Amounts in US$, GBP and EUR are presented in million.

	Reclassified Gains/(losses) recognized in the statement of income (*)			Gains/(losses) recognized in the Shareholders’ Equity (**)

	2018	2017	2016	2018	2017	2016
Commodity derivatives	(416)	(121)	(49)	–	(9)	–

Foreign currency derivatives	(370)	89	(57)	–	1	7

Interest rate derivatives	–	(9)	(7)	–	6	4
	(786)	(41)	(113)	–	(2)	11
Cash flow hedge on exports (***)	(3,315)	(3,154)	(2,841)	(5,635)	2,611	13,620
Total	(4,101)	(3,195)	(2,954)	(5,635)	2,609	13,631

(*) Amounts recognized in finance income in the period.
(**) Amounts recognized as other comprehensive income in the period.
(***) Using non-derivative financial instruments as designated hedging instruments, as set out in note 34.2.

	Guarantees given as collateral

	12.31.2018	12.31.2017
Commodity derivatives	(48)	205

Foreign currency derivatives	70	(50)

Total	22	155

A sensitivity analysis of the derivative financial instruments for the different types of market risks as of December 31, 2018 is set out as follows:

Financial Instruments	Risk	Probable Scenario (*)	Reasonably possible scenario (*)	Remote Scenario (*)

Derivatives not designated for hedge accounting

Future contracts	Crude oil and oil products - price changes	-	(134)	(268)

Forward contracts	Foreign currency -depreciation BRL x USD	1	(11)	(23)
		1	(145)	(291)

(*) The probable scenario was computed based on the following risks: oil and oil products prices: fair value on December 31, 2018 / R$ x U.S. Dollar - a 2.7% appreciation of the Real.Source: Focus and Bloomberg. Reasonably possible and remote scenarios consider 25% and 50% deterioration in the associated risk variables, respectively.

34.1.	Risk management of crude oil and oil products prices

The Company is usually exposed to commodity price cycles, although it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the Business and Management targets are being met.

Accordingly, Petrobras executed a hedge strategy for part of its oil exports foreseen for 2018. The transaction was carried out during February and March, in a volume equivalent to 128 million barrels of oil. Over-the-Counter Put Options (OTC Put Options) were purchased with an average cost of US$ 3.48 per barrel and an average strike price of US $ 65 / barrel. These options expired at the end of 2018.

This transaction aimed to hedge a portion of the cash flow from operating activities for 2018, guaranteed a minimum price level for the volume under this transaction without limiting the sales price if the average Brent price in the year had exceeded the reference value, thereby protecting the Company in case of oil prices downturn while enabling it to take advantage of higher prices. The goal was to reduce negative impacts on the Company’s cash generation in the most adverse price scenarios, increasing the confidence in the strategy of reducing its leverage.

As of December 31, 2018, the Company accounted for a US$ 401 loss as other income and expenses within corporate business segments, due to the decrease in the fair value of these put options driven by the increase in the commodity price in the international market.

From September 2018, the Company also has executed a hedge strategy related to gasoline prices and foreign exchange rates by using commodity derivatives and non-deliverable forwards (NDF), in order to improve flexibility of its pricing policy for this oil product. It allows the Company to hold constant gasoline prices in the domestic market for periods of up to 15 days, which represents a better alignment between the Company interest and demands from customers and market players in general.

The Company may apply this strategy in periods of high volatility of prices in order to meet the aforementioned alignment and generate results equivalent to those that would be generated if prices were adjusted on a daily basis. The Company recognized a US$ 34 loss in 2018 arising from this strategy.

34.2.	Foreign exchange risk management

The Company’s Risk Management Policy provides for, as an assumption, an integrated risk management that extends to the whole corporation, pursuing the benefit from the diversification of its businesses.

By managing its foreign exchange risk, the Company takes into account the group of cash flows derived from its operations. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.

Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.

Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as:

●	High probable future transactions;

●	Monetary items; and

●	Firm commitments.

The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in US dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.

Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the US dollar debt portfolio taking into account changes in such portfolio over time.

The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected, for example, the Pound Sterling.

In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. Dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports

Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future export revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.

Foreign exchange gains and losses on proportions of debt obligations (non-derivative financial instruments), as well as foreign exchange rate forward contracts (derivative financial instruments) have been designated as hedging instruments. Derivative financial instruments expired during the year were replaced by debts in the hedging relationships for which they had been designated.

Only a portion of the Company’s forecast exports are considered highly probable. The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in US dollar.

The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated in order to achieve the risk management strategy.

Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.

If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from equity to the statement of income.

In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.

Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value. Accordingly, the Company recognized a US$ 50 loss as foreign exchange gains (losses) due to ineffectiveness.

The carrying amounts, the fair value as of December 31, 2018, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 3.8748 exchange rate are set out below:

				Present value of hedging instrument notional value at 12.31.2018

Hedging Instrument	Hedged Transactions	Nature of the Risk	Maturity Date (US$ million)	(US$ million)	(R$ million)

Foreign exchange gains and losses on proportion of non-derivative financial instruments cash flows	Foreign exchange gains and losses on a portion of highly probable future monthly exports revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2019 to December 2028	66,168	256,390

Changes in the present value of hedging instrument notional value	US$	R$ million
Amounts designated as of December 31, 2017	58,400	193,189
Additional hedging relationships designated, designations revoked and hedging instruments re-designated	31,521	116,927
Exports affecting the statement of income	(6,881)	(25,151)
Principal repayments / amortization	(16,872)	(61,277)
Foreign exchange variation	-	32,702
Amounts designated as of December 31, 2018	66,168	256,390
Nominal value of hedging instrument at December 31, 2018	75,223	291,476

The average ratio of future exports for which cash flow hedge accounting was designed to the highly probable future exports is 57.7%.

A roll-forward schedule of cumulative foreign exchange losses recognized in other comprehensive income as of December 31, 2018 is set out below:

	Exchange rate	Tax effect	Total
Balance at January 1,2017	(17,119)	5,822	(11,297)
Recognized in shareholders’ equity	(543)	185	(358)
Reclassified to the statement of income - occurred exports	3,151	(1,071)	2,080
Reclassified to the statement of income - exports no longer expected or not occurred	3	(1)	2
Balance at December 31, 2017	(14,508)	4,935	(9,573)
Recognized in shareholders’ equity	(8,950)	3,043	(5,907)
Reclassified to the statement of income - occurred exports	3,315	(1,127)	2,188
Balance at December 31, 2018	(20,143)	6,851	(13,292)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecast export prices and export volumes following a review of the Company’s business plan. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in our BMP-2019-2023, would not indicate a reclassification adjustment from equity to the statement of income.

A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2018 is set out below:

	2019	2020	2021	2022	2023	2025	2025	2026 to 2028	Total

Expected realization	(4,670)	(4,085)	(3,875)	(4,230)	(2,543)	(1,353)	152	461	(20,143)

IFRS 9 is effective from January 1, 2018 and provides for new requirements for hedge accounting. See note 2.3.1 for additional information on impacts of this new accounting standard on the Company’s financial statements.

b)	Cross currency swap – Pounds Sterling x Dollar

In 2017, the Company, through its wholly owned subsidiary Petrobras Global Trading B.V. (PGT), entered into cross currency swaps maturing in 2026 and 2034, with notional amounts of £ 700 million and £ 600 million, respectively, in order to hedge its Pounds/U.S. Dollar exposure arising from bonds issued amounting to £ 1,300. During 2018, changes in the fair value of these derivatives resulted in a US$ 265 loss recognized within finance income and expenses (a US$ 96 gain in 2017). The Company does not expect to settle these swaps before their expiration dates.

c)	Non Deliverable Forward (NDF) – Euro x Dollar

In 2018, the Company, also through PGT, entered into non deliverable forwards with notional amounts of Euro 3,000 million and £ 419 million, and maturing in 2019, in other to reduce its euro x dollar exposure raised by bonds issued. During 2018, changes in the fair value of these derivatives resulted in a US$ 139 loss recognized within finance income and expenses. The Company does not intend to settle such derivatives before their expiration dates.

d)	Sensitivity analysis for foreign exchange risk on financial instruments

A sensitivity analysis is set out below, showing the probable scenario for foreign exchange risk on financial instruments, computed based on external data along with stressed scenarios (a 25% and a 50% change in the foreign exchange rates), except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies.

Financial Instruments	Exposure at 12.31.2018	Risk	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario

Assets	7,182		(194)	1,795	3,591
Liabilities (**)	(73,199)	Dollar/Real	1,980	(18,300)	(36,600)
Cash flow hedge on exports	66,169		(1,790)	16,542	33,084

	152		(4)	37	75
Liabilities	–	Yen/Dollar	–	–	–

	–		–	–	–
Assets	8	Euro/Real	–	2	4
Liabilities	(20)		1	(5)	(10)

	(12)		1	(3)	(6)
Assets	3,520	Euro/Dollar	13	880	1,760
Liabilities	(6,738)		(25)	(1,684)	(3,369)
Non Deliverable Forward (NDF)	3,437		13	859	1,718

	219		1	55	109
Assets	1	Pound Sterling/Real	–	–	1
Liabilities	(20)		–	(5)	(10)

	(19)		–	(5)	(9)
Assets	2,337	Pound Sterling /Dollar	35	584	1,169
Liabilities	(4,031)		(60)	(1,008)	(2,016)
Derivative - cross currency swap	1,665		25	416	832
Non Deliverable Forward (NDF)	537		8	134	268

	508		8	126	253
Total	848		6	210	422

(*) On December 31, 2018, the probable scenario was computed based on the following risks: R$ x U.S. Dollar - a 2.7% appreciation of the Real / Japanese Yen x U.S. Dollar - a 1% depreciation of the Japanese Yen/ Euro x U.S. Dollar: a 0.4% appreciation of the Euro / Pound Sterling x U.S. Dollar: a 1.5% appreciation of the Pound Sterling / Real x Euro - a 2.3% appreciation of the Real / Real x Pound Sterling - a 1.2% appreciation of the Real. Source: Focus and Bloomberg.

(**) It includes the Class Action provision as set out note 31.4.

34.3.	Interest rate risk management

The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.

34.4.	Capital management

The Company’s objectives in its capital management is to achieve an adequate level of return on its capital structure in order to safeguard its ability to continue as a going concern, adding value to its shareholders and investors. Its main sources of funding have been cash provided by its operating activities and divestments.

In line with the assumptions in the 2019-2023 Business and Management Plan, the Company does not foresee net proceeds from financing over the next five years. However, the Company has continually assessed options of funding following its liability management strategy, aiming at improving its debt repayment profile and achieving a lower cost of its debt along with an indebtedness level matching the capital expenditures. Currently, the average repayment term is 9.14 years (8.62 years as of December 31, 2017).

As a part of the financing planning, the Company expects to raise funds by means of its partnership and divestment program outlined by its portfolio management. However, this divestment portfolio is dynamic and the occurrence of the transactions depends on business conditions, market conditions and the Company’s continuing assessment of its businesses.

34.5.	Credit risk

Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through efficient credit analysis, granting and management based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.

The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets. Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.

34.5.1.	Credit quality of financial assets

a)	Trade and other receivables

The Company has internal credit commissions that assess creditworthiness and define credit limits, which are regularly monitored, based on the customer’s main activity, commercial relationship and credit history with Petrobras, solvency, financial situation and external market assessment of the customer.

b)	Other financial assets

Credit quality of cash and cash equivalents, as well as marketable securities is based on external credit ratings provided by Standard & Poor’s, Moody’s and Fitch. The credit quality of those financial assets, that are neither past due nor have been impaired, are set out below:

	Cash and cash equivalents		Marketable securities (*)
	2018	2017	2018	2017
AAA	–	–	1	–
AA	811	752	–	609
A	8,421	14,864	–	–
BBB	51	801	–	–
BB	2,599	3,566	–	–
B	2	4	–	–
AAA.br	706	126	1,077	–
AA.br	1,299	818	58	–
A.br	–	1,239	–	–
BB.br	–	317	–	1,162
Other ratings	10	32	–	–
	13,899	22,519	1,136	1,771

(*) In 2017, it does not include the former investiment in São Martinho shares as described in note 10.

34.6.	Liquidity risk

Liquidity risk is represented by the possibility of a shortage of cash or other financial assets in order to settle the Company’s obligations on the agreed dates and is managed by the Company based on policies such as: centralization of cash management, optimization of the level of cash and cash equivalents held and reduction of working capital; maintenance of an adequate cash balance to ensure that cash need for investments and short-term obligations is met even in adverse market conditions; increase in the average debt maturity, increase in funding sources from domestic and international markets (new markets and financial products), as well as funds under the partnership and divestment program.

Following its liability management strategy, the Company regularly evaluates market conditions and may enter into transactions to repurchase its own securities or those of its affiliates, through a variety of means, including tender offers, make whole exercises and open market repurchases, in order to improve its debt repayment profile and cost of debt.

A maturity schedule of the Company’s finance debt (undiscounted), including face value and interest payments is set out as follows:

Maturity	2019	2020	2021	2022	2023	2024 and thereafter	Balance at December 31, 2018	Balance at December 31, 2017

Principal	2,408	4,069	7,148	10,441	12,118	49,095	85,279	110,530

Interest	4,952	4,839	4,574	4,148	3,516	29,330	51,359	60,728

Total	7,360	8,908	11,722	14,589	15,634	78,425	136,638	171,258

34.7.	Insurance

The Company’s insurance strategy involves acquiring insurance to cover risks that may produce material impacts and to cover risks that are subject to compulsory insurance coverage (pursuant to legal or contractual requirements). The remaining risks are self-insured and Petrobras intentionally assumes the entire risk by abstaining from contracting insurance. The Company assumes a significant portion of its risk, by entering into insurance policies that have deductible clauses up to the equivalent to US$180.

The main information concerning the insurance coverage outstanding at December 31, 2018 is set out below:

Assets	Types of coverage	Amount insured

Facilities, equipment inventory and products inventory	Fire, operational risks and engineering risks	145,891

Tankers and auxiliary vessels	Hulls	3,341

Fixed platforms, floating production systems and offshore drilling units	Oil risks	28,611

Total		177,843

Petrobras does not have loss of earnings insurance or insurance related to automobiles and pipeline networks in Brazil.